                                                                     EXHIBIT 3-C

                              STATE OF MISSISSIPPI

                          OFFICE OF SECRETARY OF STATE
                                    JACKSON

                          CERTIFICATE OF INCORPORATION

                                       OF


                              FIRST CAPITAL CORP.


          The undersigned, as Secretary of State of the State of Mississippi hereby certifies that duplicate originals of Articles of Incorporation for the above named corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

          ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this CERTIFICATE OF INCORPORATION, and attaches hereto a duplicate original of the Articles of Incorporation.

(SEAL)                                  Given under my hand and Seal of Office
                                        this the 5th day of August 1968.


                                        /s/ HEBER LADNER
                                        SECRETARY OF STATE

                           ARTICLES OF INCORPORATION

                                       OF

                              FIRST CAPITAL CORP.

          The undersigned natural persons of the age of twenty-one (21) years or more, acting as incorporators of a corporation under the Mississippi Business Corporation Act, hereby adopt the following Articles of Incorporation for such corporation:


          FIRST:   The name of the Corporation is FIRST CAPITAL CORP.

          SECOND:  The period of its duration is ninety-nine (99) years.

          THIRD:   The specific purposes for which the corporation is organized stated in general terms are:

          (1) To receive and hold the common stock and other securities of a commercial bank and other financial institutions and business interests.

          (2) To engage in acts and activities which directly or indirectly relate to or complement the business of banking or other financial institutions and business interests.

          (3) To engage in other investment activities and in the furnishing of goods and services to financial, trade and commercial activities.

          (4)      To engage in any and all types of business activity.

          (5) To do all things necessary, convenient or desirable for the accomplishment of any of the purposes or the attainment of any of the objectives herein set forth and to do all things incidental thereto which are not prohibited by law.

          FOURTH: The aggregate number of shares which the corporation shall have authority to issue is five million (5,000,000) having a par value of Five and No/100 ($5.00) each.

          FIFTH:   The corporation will not commence business until
consideration of the value of at least One Thousand and No/100 Dollars ($1,000.00) has been received for the issuance of shares.

          SIXTH:   Shareholders shall have no preemptive right to acquire
additional or treasury shares of the corporation.

          SEVENTH: The post office address of the corporation's initial registered office is 248 East Capital Street, Jackson, Mississippi, and the name of its initial registered agent at such address is John P. Maloney.

          EIGHTH: The number of directors constituting the initial board of directors of the corporation is (3). Subsequently the corporation shall have the number of directors (but not less than three) as may be designated in its bylaws, any additional directors to be elected at an annual or special meeting of shareholders called for that purpose. The names and addresses of the persons who are to serve as initial directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

      Name                        Street and Post Office Address
      ----                        ------------------------------
Robert M. Hearin                  248 East Capitol Street
                                  Jackson, Mississippi

R. B. Lampton                     248 East Capitol Street
                                  Jackson, Mississippi

Edmund L. Brunini                 248 East Capitol Street
                                  Jackson, Mississippi

          NINTH:   The name and post office address of each incorporator is:

     Name                         Street and Post Office Address
     ----                         ------------------------------
Robert M. Hearin                  248 East Capitol Street
                                  Jackson, Mississippi

John B. Tullos                    248 East Capitol Street
                                  Jackson, Mississippi

          DATED this 5th day of August, 1968.


                                        /s/ ROBERT M. HEARIN
                                        ROBERT M. HEARIN


                                        /s/ JOHN B. TULLOS
                                        JOHN B. TULLOS

                                                  INCORPORATORS

STATE OF MISSISSIPPI

COUNTY OF HINDS

          Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named ROBERT M. HEARIN and JOHN B. TULLOS, incorporators of the corporation known as FIRST CAPITAL CORP. who acknowledged that they signed and executed the above and foregoing articles of incorporation as their act and deed on the day and year therein mentioned.

          GIVEN UNDER MY HAND AND OFFICIAL SEAL, this the 5th day of August,
1968.


                                        /s/ DAISY S. BLACKWELL
                                        NOTARY PUBLIC

                                        My Commission Expires: Oct 1, 1968

                              STATE OF MISSISSIPPI


                                   OFFICE OF

                               SECRETARY OF STATE
                                    JACKSON

                                   ---------

                                  CERTIFICATE


          I, HEBER LADNER, Secretary of State of the State of Mississippi, and as such, the legal custodian of the corporate records, required by the laws of Mississippi, to be filed in my office, do hereby certify as follows:

THAT APPLICATION FOR RESERVATION OF CORPORATE NAME "FIRST CAPITAL CORP." DATED JULY 16, 1968, WAS FILED IN THIS OFFICE JULY 17, 1968.

THAT SAID NAME IS RESERVED FROM JULY 17, 1968, FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS.




                                        Given under my hand and seal of office,
                                        this the 17th day of July 1968

                                        By /s/ HEBER LADNER
                                         SECRETARY OF STATE

                        (TO BE EXECUTED IN DUPLICATE)

                APPLICATION FOR RESERVATION OF CORPORATE NAME

TO THE SECRETARY OF STATE
OF THE STATE OF MISSISSIPPI

          Pursuant to the provisions of the Mississippi Business Corporation Act, the undersigned hereby applies for reservation of the following corporate name for a period of one hundred twenty days:

          FIRST CAPITAL CORP.

          Dated July 16, 1968

                                        /s/ JOHN P. MALONEY
                                            John P. Maloney
                                               Applicant
                                    P.O. Box 291, Jackson, Mississippi

                                    By _____________________________________

                                    Its ____________________________________

                                 STATEMENT OF
                      CANCELLATION OF REACQUIRED SHARES
                        (OTHER THAN REDEEMABLE SHARES)
                                      OF
                             FIRST CAPITAL CORP.

TO THE SECRETARY OF STATE
OF THE STATE OF MISSISSIPPI

          Pursuant to the provision of Section 68 of the Mississippi Business Corporation Act, the undersigned corporation submits the following statement of cancellation by resolution of its board of directors of shares of the corporation reacquired by it, other than redeemable shares redeemed or purchased:

          1.  The name of the Corporation is:

                             FIRST CAPITAL CORP.

          2. A resolution was duly adopted by the board of directors on January 14, 1969, authorizing the cancellation of two hundred (200) shares of its common stock, par value $5.00 per share.

          3. The aggregate Number of issued shares, after giving effect to such cancellation is 1,495,444 shares of its common stock, par value $5.00 per share.

          4. The amount of the stated capital of the corporation, after giving effect to such cancellation is $7,477,220.

                                 DATED January 14, 1969.

                                           FIRST CAPITAL CORP.


                                           By /s/ ROBERT M. HEARIN
                                              Robert M. Hearin, President

                                           By /s/ JOHN B. TULLOS
                                              John B. Tullos, Secretary

STATE OF MISSISSIPPI

COUNTY OF HINDS

          I, the undersigned notary public, do hereby certify that on this 14th day of January, 1969, personally appeared before me, ROBERT M. HEARIN, who, being by me first duly sworn, declared that he is the President of FIRST CAPITAL CORP., that he executed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                           /s/ MARGARET T. WILDER
                                           NOTARY PUBLIC

My Commission Expires:
May 2, 1969

(SEAL)

                              STATE OF MISSISSIPPI

                         OFFICE OF SECRETARY OF STATE
                                   JACKSON



                           CERTIFICATE OF AMENDMENT

                                      OF

                             FIRST CAPITAL CORP.
                               changing name to
                          FIRST CAPITAL CORPORATION

          The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

          ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.



[SEAL]                                  Given under my hand and Seal of Office,
                                        this the 7th day of January, 1970.



                                                   /s/ HEBER LADNER
                                                   SECRETARY OF STATE.

                        (TO BE EXECUTED IN DUPLICATE)

                            ARTICLES OF AMENDMENT

                                    TO THE

                          ARTICLES OF INCORPORATION

                                      OF

                             FIRST CAPITAL CORP.

         Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:   The name of this corporation is First Capital Corp.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on November 11, 1969 , in the manner prescribed by the Mississippi Business Corporation Act:

                               (INSERT AMENDMENT)


               The name of FIRST CAPITAL CORP. be changed from

              FIRST CAPITAL CORP. to FIRST CAPITAL CORPORATION.

         THIRD:   The number of shares of the corporation outstanding at the time of such adoption was 1,495,444, and the number of shares entitled to vote thereon was 1,495,444.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:


    CLASS             (NOTE 1)                       NUMBER OF SHARES
   ------             --------                       ----------------
   Common                                                1,495,444





         FIFTH:   The number of shares voted for such amendment was unanimous;
and the number of shares voted against such amendment was -0-.

         SIXTH:   The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                          NUMBER OF SHARES VOTED
 CLASS             (NOTE)                FOR               AGAINST
------             ------                ---               -------
Common                                   Unanimous           -0-




         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)



                                   No Change.

         EIGHTH:   The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (Note 2)



                                   No Change



Dated January 7, 1970

                                             FIRST CAPITAL CORPORATION
                                                (Exact Corporate Title)

                                             By /s/ ROBERT M. HEARIN
                                                   Its President

                                             By /s/ JOHN B. TULLOS
                                                   Its Secretary

Notes:   1. If inapplicable, insert "None".
         2. If inapplicable, insert "No Change".


STATE OF MISSISSIPPI
COUNTY OF HINDS

         I, Mrs. Jean Turnage, a notary public, do hereby certify that on this 7th day of January, 1970, personally appeared before me Robert M. Hearin and John B. Tullos, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of First Capital Corporation, that they executed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.


                                             /s/ MRS. JEAN TURNAGE
                                             Notary Public


My Commission Expires March 31, 1970
(NOTARIAL SEAL)

                             STATE OF MISSISSIPPI

                         OFFICE OF SECRETARY OF STATE

                                   JACKSON

                           CERTIFICATE OF AMENDMENT

                                      OF

                          FIRST CAPITAL CORPORATION

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

[SEAL]                              Given under my hand and Seal of Office,
                                    this the 5th day of September 1986.



                                    /s/ DICK MOLPUS
                                    SECRETARY OF STATE

                            ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                           FIRST CAPITAL CORPORATION


         Pursuant to the provisions of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:    The name of this corporation is FIRST CAPITAL CORPORATION.

         SECOND:   The following Amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on August 26, 1986, in the manner prescribed by the Mississippi Business Corporation Act:

                   Article Fourth of the Articles of Incorporation of First Capital Corporation is hereby amended as follows:

                   The aggregate number of shares which the corporation shall have the authority to issue is forty million (40,000,000) having no par value.

                   Each issued and outstanding share of the common stock of the corporation as of the close of business on September 5, 1986 shall be split into two shares of common stock, each with no par value.

         THIRD:    The number of shares of the corporation outstanding at the time of the adoption of the Amendment was 4,358,030 and the number of shares entitled to vote thereon was 4,358,030. No shares were entitled to vote on the Amendment as a class.

         FOURTH:   The number of shares voted for the Amendment was 3,190,177 and the number of shares voted against the Amendment was 5,512.

         FIFTH:    The Amendment does not effect a change in the amount of
stated capital of the corporation.

         DATED this the 3rd day of September, 1986.


                                        FIRST CAPITAL CORPORATION


                                        BY: /s/ RICHARD D. CHOTARD
                                            President


                                        BY: /s/ DAVID R. CARTER
                                            Secretary



STATE OF MISSISSIPPI

COUNTY OF HINDS

         Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named Richard D. Chotard, who acknowledged that he is the President of FIRST CAPITAL CORPORATION, and David
R. Carter, who acknowledged that he is the Secretary of FIRST CAPITAL CORPORATION, a Mississippi corporation, and that for and on behalf of said corporation they signed and delivered the foregoing Articles of Amendment to the Articles of Incorporation of First Capital Corporation on the day and year therein mentioned as its act and deed, being first duly authorized so to do.

         GIVEN under my hand and official seal of office, this the 3rd day of September, 1986.


                                        /s/ MARGARET T. WILDER
                                        NOTARY PUBLIC



My Commission Expires:

August 11, 1989

                              STATE OF MISSISSIPPI

                          OFFICE OF SECRETARY OF STATE

                                    JACKSON

                            CERTIFICATE OF AMENDMENT

                                       OF

                           FIRST CAPITAL CORPORATION

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

                                    Given under my hand and seal of Office,
[SEAL]                              this the 7th day of December 1984.


                                             /s/ DICK MOLPUS
                                             SECRETARY OF STATE.

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                           FIRST CAPITAL CORPORATION

         Pursuant to the provisions of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:    The name of this corporation is FIRST CAPITAL CORPORATION.

         SECOND:   The following Amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on December 6, 1984, in the manner prescribed by the Mississippi Business Corporation Act:

                   Article Fourth of the Articles of Incorporation of First Capital Corporation is hereby amended as follows:

                   FOURTH:    The aggregate number of shares which the
                   corporation shall have authority to issue is ten million (10,000,000) having a par value of two and 50/100 Dollars ($2.50) each.

                   each issued and outstanding share of the common stock of the corporation as of the close of business on December 7, 1984 shall be split into two shares of common stock, each with a par value of Two and 50/100 Dollars ($2.50)

         THIRD:    The number of shares of the corporation outstanding at the time of the adoption of the Amendment was 2,179,015 and the number of shares entitled to vote thereon was 2,179,015. No shares were entitled to vote on the Amendment as a class.

         FOURTH:   The number of shares voted for the Amendment was 1,725,232 and the number of shares voted against the Amendment was 4,176.

         FIFTH:    The amendment does not effect a change in the amount of
stated capital of the corporation.

         DATED this the 6th day of December, 1984.

                                        FIRST CAPITAL CORPORATION

                                        By: /s/ R D CHOTARD
                                                President

                                        By: /s/ JOHN B TULLOS
                                                Secretary

STATE OF MISSISSIPPI

COUNTY OF HINDS

         Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named Richard D. Chotard, who acknowledged that he is the President of FIRST CAPITAL CORPORATION, and John B. Tullos, who acknowledged that he is the secretary of FIRST CAPITAL CORPORATION, a Mississippi corporation, and that for and on behalf of said corporation they signed and delivered the foregoing Articles of Amendment to the Articles of Incorporation of First Capital Corporation on the day and year therein mentioned as its act and deed, being first duly authorized so to do.

         GIVEN under my hand and official seal of office, this the 6th day of December, 1984.

                                        /s/ MARGARET T. WILDER
                                        NOTARY PUBLIC

My Commission Expires
August 15, 1985

                              ARTICLES OF MERGER

                     FIRST CAPITAL ACQUISITION CORPORATION,
                           A MISSISSIPPI CORPORATION,

                                      AND

                          FIRST CAPITAL CORPORATION,
                          A MISSISSIPPI CORPORATION

         Pursuant to the provisions of the Mississippi Business Corporation Law, as amended, First Capital Acquisition Corporation, a Mississippi corporation ("FCA"), and First Capital Corporation, a Mississippi corporation ("FCC"), hereby adopt the following Articles of Merger for the purpose of merging FCA with and into FCC.

         1. PARTIES TO THE MERGER. The names of the merging corporations and the states under the laws of which they are respectively organized are:


Name                                                                       State
----                                                                       -----
First Capital Acquisition Corporation                                Mississippi
First Capital Corporation                                            Mississippi

         2. PLAN OF MERGER. The following Plan and Agreement of Merger was adopted by the Board of Directors of FCC as owner of all the issued and outstanding shares of the common stock of FCA on June 9, 1987.

                          PLAN AND AGREEMENT OF MERGER

                   First Capital Acquisition Corporation, a Mississippi corporation ("FCA"), shall be merged with and into First Capital Corporation, a Mississippi corporation ("FCC") pursuant to Miss. Code Ann. Section 79-3-149, with FCC as the surviving corporation.

                   1. The subsidiary corporation is FCA and the name of the corporation owning at least 95 percent of its shares which is hereinafter designated as the surviving corporation is FCC.

                   2. On the effective date of the merger, all the issued and outstanding shares of the common stock of FCA shall be cancelled.

                   3. FCC as sole shareholder of FCA hereby waives the mailing of a copy of the Plan and Agreement of Merger to it as shareholder of FCA.

          3. STOCK OWNERSHIP. FCA has one thousand shares of common stock, $1.00 par value, outstanding all of which are owned by FCC.

          4. As sole shareholder of FCA, FCC waived the mailing to it of a copy of the Plan and Agreement of Merger.

          DATED this the 31st day of August, 1987.

                                        FIRST CAPITAL CORPORATION


                                        /s/ RICHARD D. CHOTARD
                                            RICHARD D. CHOTARD,
                                            Its President


ATTEST:

BY: /s/ DAVID R. CARTER
   Its Secretary


                                        FIRST CAPITAL ACQUISITION CORPORATION


                                        /s/ RICHARD D. CHOTARD
                                            RICHARD D. CHOTARD
                                            Its President

ATTEST:

BY: /s/ JOHN B TULLOS
   JOHN B. TULLOS,
   Its Secretary

STATE OF MISSISSIPPI

COUNTY OF HINDS

          Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named Richard D. Chotard, who acknowledged to me that he is the President of First Capital Corporation, and that he signed and delivered the foregoing instrument of writing on the day and year therein mentioned for and on behalf of said corporation and as its official act and deed, being duly authorized so to do.

          GIVEN UNDER MY HAND and official seal, this the 31st day of August, 1987.


                                        /s/ MARGARET T. WILDER
                                            Notary Public


My Commission expires:
August 13, 1989




STATE OF MISSISSIPPI

COUNTY OF HINDS

          Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named Richard D. Chotard, who acknowledged to me that he is the President of First Capital Acquisition Corporation, and that he signed and delivered the foregoing instrument of writing on the day and year therein mentioned for and on behalf of said corporation and as its official act and deed, being duly authorized so to do.

          GIVEN UNDER MY HAND and official seal, this the 31st day of August, 1987.

                                        /s/ MARGARET T. WILDER
                                            Notary Public


My Commission Expires:
August 13, 1989

                             ARTICLES OF AMENDMENT

                                       OF

                           FIRST CAPITAL CORPORATION

          The undersigned corporation, pursuant to the Mississippi Business Corporation Act, as amended, hereby executes the following document and sets forth;

          1.       The name of the corporation is First Capital Corporation.

          2. The following amendment to Article "First" of the Articles of Incorporation was adopted by the shareholders of the Corporation on March 13, 1990, in the manner prescribed by the Mississippi Business Corporation Act.

          First:   The name of the Corporation is Trustmark Corporation.

          3. The number of shares of the corporation outstanding at the time of the adoption of the amendment was 9,825,461 shares of common stock, and the number of votes entitled to be cast on the amendment was 9,825,461. The number of votes indisputably represented at the meeting was 7,968,481. The total number of votes cast in favor of the amendment was 7,833,836 and the total number abstaining or cast against the amendment was 134,645. No shares were entitled to vote as a separate voting group.

          4. This amendment shall be effective as of 5:00 o'clock, p.m., local time, on March 14, 1990.

          Dated this 14th day of March 1990.

                                  FIRST CAPITAL CORPORATION


                                  BY: /s/ FRANK R. DAY
                                       FRANK R. DAY
                                  ITS: PRESIDENT

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             TRUSTMARK CORPORATION

         Pursuant to the provision of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


         FIRST:  The name of this corporation is TRUSTMARK CORPORATION.

         SECOND: The following Amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation in the manner prescribed by the Mississippi Business Corporation Act:

                 Article Fourth of the Articles of Incorporation of Trustmark Corporation is hereby amended as follows:

                 The aggregate number of shares which the corporation shall have the authority to issue is one hundred million (100,000,000) having no par value.

         THIRD:  N/A

         FOURTH: The amendment to the Articles of Incorporation was adopted by the shareholders on March 14, 1995.

         FIFTH:  N/A

         SIXTH:  (i)      34,910,683 shares of common stock were outstanding at
the time of the adoption of the amendment and 34,910,683 shares of common stock were entitled to vote thereon and 29,145,112 shares of common stock were represented at the meeting with each share having one vote. There is no other voting group.

                 (ii) The number of common shares voted for the Amendment was 27,067,028 and the number of common shares voted against the Amendment was 1,494,583 with 314,023 common shares abstaining.

         DATED this the 27th day of March, 1995.

                                        TRUSTMARK CORPORATION

                                        BY: ____________________________
                                             Frank R. Day
                                             Chairman and President

                                        BY: ____________________________
                                             Harry M. Walker
                                             Secretary


STATE OF MISSISSIPPI

COUNTY OF HINDS

         Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, the within named Frank R. Day, who acknowledged that he is Chairman and President of TRUSTMARK CORPORATION, and Harry M. Walker, who acknowledged that he is the Secretary of TRUSTMARK CORPORATION, a Mississippi corporation, and that for and on behalf of said corporation they signed and delivered the foregoing Articles of Amendment to the Articles of Incorporation of Trustmark Corporation on the day and year therein mentioned as its act and deed, being first duly authorized so to do.

         GIVEN under my hand and official seal of office, this the 27th day of March, 1995.


                                        __________________________________
                                        Notary Public

My Commission Expires:

________________________________